UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017

PIERIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37471	EIN 30-0784346
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 State Street, 9th Floor

Boston, MA

United States

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 857-246-8998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

The information set forth under this “Item 2.02. Results of Operations and Financial Condition,” including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 is a copy of a press release of Pieris Pharmaceuticals, Inc., dated August 9, 2017, announcing certain financial results for the second quarter ended June 30, 2017.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1  Press release announcing financial results for the second quarter ended June 30, 2017, dated August 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2017	PIERIS PHARMACEUTICALS, INC.

	By:	/s/ Lance Thibault
	Name:	Lance Thibault
	Title:	Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing financial results for the second quarter ended June 30, 2017, dated August 9, 2017.